Exhibit 10.1

FIESTA RESTAURANT GROUP, INC.
2021 STOCK INCENTIVE PLAN

57995329;1

FIESTA RESTAURANT GROUP, INC.
2021 STOCK INCENTIVE PLAN
1.      ESTABLISHMENT AND PURPOSE.
The Fiesta Restaurant Group, Inc. 2021 Stock Incentive Plan (the “Plan”) is established by Fiesta Restaurant Group, Inc., a Delaware corporation (the “Company”), to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants’ interests with those of the Company’s other stockholders. If the Plan is approved by the Company’s stockholders at the Company’s 2021 Annual Meeting of Stockholders, the Plan is effective as of April 28, 2021. Awards shall not be granted under the Prior Plan following approval of the Plan by the Company’s stockholders and the grant of Outside Director Stock Awards pursuant to Section 9(c) of the Prior Plan on the date of the Company’s 2021 Annual Meeting of Stockholders. No Award shall be granted hereunder on or after the date 10 years after the Effective Date or such earlier date as of which the Plan is discontinued by the Board as provided herein. The Plan shall terminate on April 28, 2031 or such earlier time as the Board may determine. Certain terms used herein are defined as set forth in Section 12.
2.      ADMINISTRATION; ELIGIBILITY.
The Plan shall be administered by the Compensation Committee of the Board, or such other Committee, appointed by the Board consisting of three (3) or more members of the Board all of whom are intended to be “non-employee directors” within the meaning of Section 16 of the Exchange Act and the regulations promulgated thereunder; provided, however, that, if at any time no Compensation Committee or other Committee has been appointed or is eligible to act in the circumstances, the Plan shall be administered by the Board. As used herein, the term “Administrator” means the Board, the Compensation Committee or any of the Board’s other Committees as shall be administering the Plan or any individual delegated authority to act as the Administrator in accordance with this Section 2.
The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Participation shall be limited to such persons as are selected by the Administrator. Subject to Section 409A of the Code, Awards may be granted as alternatives to, in exchange or substitution for, or replacement of, awards outstanding under the Plan or any other plan or arrangement of the Company or a Subsidiary (including, subject to the requirements under the Plan, a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). The provisions of Awards need not be the same with respect to each Participant.
Among other things, the Administrator shall have the authority, subject to the terms of the Plan:
(a)     to select the Eligible Individuals to whom Awards may from time to time be granted, provided that Outside Directors of the Company shall receive Outside Director Awards pursuant to Sections 8 and 9;
(b)    to determine whether and to what extent Stock Options, Stock Appreciation Rights, Stock Awards or any combination thereof are to be granted hereunder;
(c)     to determine the number of shares of Stock to be covered by each Award granted hereunder;
(d)    to approve forms of agreement for use under the Plan;
(e)     to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or waiver of forfeiture, and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);
(f)     subject to Sections 11(b) and 11(c), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and

57995329;1

targets applicable to performance based Awards pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options;
(g)    to determine the Fair Market Value; and
(h)    to determine the type and amount of consideration to be received by the Company for any Stock Award issued under Section 6.
The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.
In order to assure the viability of Awards granted to Participants employed in foreign countries who are not subject to U.S. tax law, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 3 of the Plan.
Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Administrator.
Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.
No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual’s own willful misconduct or as expressly provided by law.
3.      STOCK SUBJECT TO PLAN.
Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed 2,000,000 shares less one (1) share of Stock for every one (1) share of Stock granted under the Prior Plan after March 1, 2021. If any shares of Stock subject to any Awards under the Prior Plan are cancelled, forfeited, terminated for any reason or is settled in cash, the shares of Stock that were subject to such Award shall, to the extent cancelled, forfeited, terminated or settled in cash, immediately become available for Awards under this Plan; provided, however, that any shares of Stock subject to any Award under the Prior Plan that are tendered, cancelled, forfeited, withheld or terminated in order to pay the exercise price, purchase price or any taxes or tax withholdings on an Award under the Prior Plan shall not be available for Awards granted under this Plan.
To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary thereof because the Award expires, is forfeited, lapses without exercise, canceled or otherwise terminated, any shares of Restricted Stock (as defined in Section 6 and 9) are forfeited, or shares of Stock are not delivered because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan with respect to, and shall be available for, future grants of Awards provided, however, that any shares of Stock subject to an Award which are tendered, cancelled,

57995329;1

forfeited, withheld or terminated in order to pay the exercise price, purchase price or any taxes or tax withholdings on an Award shall not be available for future Awards granted under the Plan.
With respect to the shares of Stock reserved pursuant to this Section 3, a maximum of 2,000,000 of such shares may be subject to grants of Incentive Stock Options. The maximum number of shares that may be covered by Awards, in the aggregate, to any one Participant during any calendar year shall be 750,000 shares. The maximum value on the date of the grant of Awards that may be granted to any Outside Director during any one fiscal year shall be $300,000. Any Award settled in cash will be based on the Fair Market Value of the shares of Stock subject to such Award.
In the event of any Company stock dividend, special cash dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin- off, split-off or other distribution to Company stockholders, other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, merger or consolidation in which the Company is the surviving corporation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the (a) number and kind of shares that may be delivered under the Plan, (b) additional maximums imposed in the immediately preceding paragraph, (c) number and kind of shares subject to outstanding Awards, (d) exercise price of outstanding Stock Options, Outside Director Stock Options, and Stock Appreciation Rights and (e) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number and any fractional share resulting from an adjustment or substitution provided for hereunder shall be rounded up to the nearest whole share.
In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided herein and/or in the discretion of the Administrator, each Stock Option and Outside Director Stock Option, to the extent not theretofore exercised, shall terminate forthwith.
Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 3 to the extent that such adjustment would violate Section 409A of the Code.
4.      STOCK OPTIONS.
Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. Incentive Stock Options may be granted only to associates of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only within 10 years from the date the Plan is adopted or the date the Plan is approved by the Company’s stockholders, whichever is earlier.
Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines, subject to FASB Statement 123(R) and guidance thereunder.
Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

57995329;1

To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its subsidiaries within the meaning of Section 424(f) of the Code) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.
Stock Options granted under this Section 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:
(a)     Exercise Price.    The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator at the time of grant and set forth in the applicable option agreement; provided, however, that the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or in the case of an Incentive Stock Option granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share on the date the Stock Option is granted.
(b)    Option Term.    The term of a Stock Option shall be determined by the Administrator at the time of grant and set forth in the applicable option agreement, provided, however, that no Stock Option shall be exercisable more than 10 years after the date that the Stock Option is granted (or more than five years after the date that the Stock Option is granted in the case of an Incentive Stock Option granted to an individual who is a Ten Percent Holder).
(c)     Vesting.    A Stock Option shall become vested and nonforfeitable as determined by the Administrator at the time of grant and set forth in the applicable option agreement, and unless otherwise provided in the Plan or applicable option agreement, no Stock Option shall become vested earlier than the first anniversary of the date of grant of such Stock Option or later than the seventh anniversary of the date of grant of such Stock Option; and provided, further, that the Participant shall have continuously remained in the active employment of the Company or an Affiliate until the applicable vesting date. Notwithstanding the foregoing, the Administrator may impose a vesting schedule of less than one year from the date of grant on Stock Options; provided, the maximum number of shares of Stock that may be issued under this Plan with respect to Awards having a vesting schedule of less than one year shall not exceed five percent (5%) of the total number of shares of Stock that may be issued under this Plan, provided, further, that the Administrator may provide that vesting of an Award will accelerate in the event of a Participant’s death, Disability or occurrence of a Change in Control without regard to the minimum vesting provision.
(d)    Exercisability.    Stock Options shall be exercisable to the extent vested; provided that the exercise of a Stock Option shall be subject to such additional terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations, if any, as shall be determined by the Administrator and listed in the applicable option agreement. If any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine.
(e)     Method of Exercise.    Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.
The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if permitted by the Administrator in its sole and absolute discretion, by one or more of the following: (i) in the form of shares of unrestricted and vested Stock already owned by the Optionee, based on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) unless otherwise prohibited by law for either the Company or the Optionee, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any

57995329;1

combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, a form of payment may not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.
No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company’s official stockholder records, except as otherwise provided herein or in the applicable option agreement.
(f)     Termination by Death.    Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of death, any Stock Option held by such Optionee shall be fully vested upon such death and may thereafter be exercised for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.
(g)    Termination by Reason of Disability.    Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee shall be fully vested upon such termination of employment or provision of services and may thereafter be exercised by the Optionee for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter.
(h)    Termination by Reason of Retirement.    Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates by reason of Retirement, any Stock Option held by such Optionee, to the extent it was exercisable at the time of termination, may thereafter be exercised by the Optionee for a period of 12 months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.
(i)     Involuntary Termination Without Cause.    Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates involuntarily without Cause, and for reasons other than death, Disability or Retirement, any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of three months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.
(j)     Involuntary Termination for Cause.    Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services terminates involuntarily for Cause, all Stock Options held by such Optionee, whether or not then vested and exercisable, shall thereupon terminate.
(k)    Other Termination.    Except as otherwise provided in the applicable option agreement, if an Optionee’s employment or provision of services is terminated by the Optionee for any reason other than death, Disability, Retirement, involuntary termination without Cause or involuntary termination for Cause any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 1 month from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

57995329;1

(l)     Exception to Termination.    If employment or provision of services by the Optionee to the Company or an Affiliate ceases as a result of a transfer of such Optionee from the Company to an Affiliate, or from an Affiliate to the Company, or from one classification of Eligible Individual to another classification of Eligible Individual, such transfer shall not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. Unless expressly determined otherwise by the Administrator, a termination of employment or provision of services shall occur for an Optionee who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Optionee shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.
(m)   Notwithstanding the foregoing, to the extent permitted under Section 409A of the Code, the exercise period following a termination described in subsection (g), (h), (i), (j) or (l) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy.
5.      STOCK APPRECIATION RIGHTS.
Stock Appreciation Rights may be granted under the Plan on a stand-alone basis only. The Administrator shall have the authority to grant Stock Appreciation Rights to any Participant. Except as otherwise provided herein, a Stock Appreciation Right shall terminate and no longer be exercisable as determined by the Administrator. Stock Appreciation Rights shall be evidenced by stock appreciation right agreements, each in a form approved by the Administrator. A Stock Appreciation Right may be exercised by a Participant as determined by the Administrator in accordance with this Section 5. Upon such exercise, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 5.
Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:
(a)     Stock Appreciation Right Term.    The term of a Stock Appreciation Right shall be determined by the Administrator at the time of grant and set forth in the applicable stock appreciation right agreement, provided, however, that no Stock Appreciation Right shall be exercisable more than 10 years after the date that the Stock Appreciation Right is granted.
(b)    Vesting.    A Stock Appreciation Right shall become vested and nonforfeitable as determined by the Administrator at the time of grant and set forth in the applicable stock appreciation right agreement, and unless otherwise provided in the Plan, no Stock Appreciation Right shall become vested earlier than the first anniversary of the date of grant of such Stock Appreciation Right or later than the seventh anniversary of the date of grant of such Stock Appreciation Right; and provided, further, that the Participant shall have continuously remained in the active employment of the Company or an Affiliate until the applicable vesting date. Notwithstanding the foregoing, the Administrator may impose a vesting schedule of less than one year from the date of grant on Stock Appreciation Rights; provided, the maximum number of shares of Stock that may be issued under this Plan with respect to Awards having a vesting schedule of less than one year shall not exceed five percent (5%) of the total number of shares of Stock that may be issued under this Plan, provided, further, that the Administrator may provide that vesting of an Award will accelerate in the event of a Participant’s death, Disability or occurrence of a Change in Control without regard to the minimum vesting provision.
(c)     Exercisability.    Stock Appreciation Rights shall be exercisable to the extent vested; provided that the exercise of a Stock Appreciation Right shall be subject to such additional terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations, if any, as shall be determined by the Administrator and listed in the applicable stock appreciation rights agreement. If any Stock Appreciation Right is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Appreciation Right.

57995329;1

(d)    Method of Exercise.    Subject to the provisions of this Section 5, Stock Appreciation Rights may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares with respect to which the Stock Appreciation Right is being exercised.
(e)     Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash or in shares of Stock, as set forth in the grant agreement, which in the aggregate are equal in value to the excess of the Fair Market Value of one share of Stock on the date of exercise over the Fair Market Value of one share of Stock on the date of grant, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised.
(f)     Termination by Death.    Except as otherwise provided in the applicable stock appreciation rights agreement, if a Participant’s employment or provision of services terminates by reason of death, any Stock Appreciation Right held by such Participant shall be fully vested upon such death and may thereafter be exercised for a period of one year from the date of such death or until the expiration of the stated term of such Stock Appreciation Right, whichever period is shorter.
(g)    Termination by Reason of Disability.    Except as otherwise provided in the applicable stock appreciation rights agreement, if a Participant’s employment or provision of services terminates by reason of Disability, any Stock Appreciation Right held by such Participant shall be fully vested upon such termination of employment or provision of services and may thereafter be exercised by the Participant for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Appreciation Right, whichever period is shorter.
(h)    Termination by Reason of Retirement.    Except as otherwise provided in the applicable stock appreciation rights agreement, if a Participant’s employment or provision of services terminates by reason of Retirement, any Stock Appreciation Right held by such Participant, to the extent it was exercisable at the time of termination, may thereafter be exercised by the Participant for a period of six months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Appreciation Right, whichever period is shorter and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.
(i)     Involuntary Termination Without Cause.    Except as otherwise provided in the applicable stock appreciation rights agreement, if a Participant’s employment or provision of services terminates involuntarily without Cause, and for reasons other than death, Disability or Retirement, any Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of three months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Appreciation Right, whichever period is shorter, and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.
(j)     Involuntary Termination for Cause.    Except as otherwise provided in the applicable stock appreciation rights agreement, if a Participant’s employment or provision of services terminates involuntarily for Cause, Stock Appreciation Rights held by such Participant, whether or not then vested and exercisable, shall thereupon terminate.
(k)    Other Termination.    Except as otherwise provided in the applicable stock appreciation rights agreement, if a Participant’s employment or provision of services is terminated by the Participant for any reason other than death, Disability, Retirement, involuntary termination without Cause or involuntary termination for Cause, any Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of one month from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Appreciation Right, whichever period is shorter, and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.
(l)     Exception to Termination.    If provision of services by the Participant to the Company or an Affiliate ceases as a result of a transfer of such Participant from the Company or an Affiliate, or from an Affiliate

57995329;1

to the Company, or from one classification of Eligible Individual to another classification of Eligible Individual, such transfer shall not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. Unless expressly determined otherwise by the Administrator, termination of employment or provision of services shall occur for a Participant who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.
(m)   Notwithstanding the foregoing, to the extent permitted under Section 409A of the Code, the exercise period following a termination described in subsection (g), (h), (i), (j) or (l) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy.
6.      STOCK AWARDS.
Stock Awards may be directly issued under the Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as shall be determined by the Administrator and set forth in the applicable award agreement. Subject to the provisions of this Section 6, Stock Awards may be issued which vest in one or more installments over the Participant’s period of employment and/or other service to the Company or an Affiliate and/or upon the attainment of specified performance objectives, and/or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals and/or service requirements established by the Administrator. A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of “Restricted Stock” or “Restricted Stock Units.” A Stock Award shall become vested and nonforfeitable as determined by the Administrator at the time of grant and set forth in the applicable award agreement, and unless otherwise provided in the Plan, no Stock Award shall become vested earlier than the first anniversary of the date of such Stock Award or later than the seventh anniversary of the date of such Stock Award; and provided, further, that the Participant shall have continuously remained in the active employment of the Company or an Affiliate until the applicable vesting date. The determination of whether the Participant has continuously remained in the active employment of the Company or an Affiliate shall be made by the Administrator in its discretion. Notwithstanding the foregoing, the Administrator may impose a vesting schedule of less than one year from the date of grant on Stock Awards; provided, the maximum number of shares of Stock that may be issued under this Plan with respect to Awards having a vesting schedule of less than one year shall not exceed five percent (5%) of the total number of shares of Stock that may be issued under this Plan, provided, further, that the Administrator may provide that vesting of an Award will accelerate in the event of a Participant’s death, Disability or occurrence of a Change in Control without regard to the minimum vesting provision.
Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award. Restricted Stock Units shall be evidenced by a book entry in a notional account maintained under the Participant’s name in the Company’s books and records.
A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:
(a)     cash or cash equivalents;
(b)    past services rendered to the Company or any Affiliate; or
(c)     future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).
With respect to a Restricted Stock Award, a Participant, at his or her option, will be entitled to make the election permitted under Section 83(b) of the Code, to include in gross income in the taxable year in which the Restricted

57995329;1

Stock Award is transferred to him or her, the fair market value of such shares at the time of transfer, notwithstanding that such shares are subject to a substantial risk of forfeiture within the meaning of the Code, or he or she may elect to include in gross income the Fair Market Value of the Restricted Stock Award as of the date or date on which such restrictions lapse. Notwithstanding the foregoing, the Administrator shall adopt, from time to time, such rules with respect to the return of executed award agreements as it deems appropriate and failure by a Participant to comply with such rules shall, without limitation, terminate the grant of such Restricted Stock Award to such Participant and/or cause the forfeiture of any Restricted Stock Award as to which restrictions have not yet lapsed.
Notwithstanding anything herein to the contrary and except as otherwise provided in the applicable award agreement, if a Participant’s employment and provision of services is terminated (A) by the Company for any reason other than Cause or (B) by reason of the Participant’s death or Disability, all Stock underlying a Stock Award, to the extent unvested at the time of termination, shall become fully vested and non-forfeitable.
Notwithstanding anything herein to the contrary and except as otherwise provided in the applicable award agreement, if a Participant’s employment or provision of services is terminated (A) by the Company for Cause or (B) by the Participant for any reason other than death or Disability, all Stock underlying a Stock Award, to the extent unvested at the time of termination, shall be forfeited.
Unless otherwise provided in an award agreement, until the expiration of all applicable restrictions, (i) the Restricted Stock shall be treated as outstanding and (ii) the Participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares
7.      PERFORMANCE AWARDS.
(a)     Performance Conditions.    The right of a Participant to exercise or receive a grant or settlement of any Award, and its timing, may be subject to performance conditions specified by the Administrator at the time of grant (except as provided in this Section 7). The Administrator may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase amounts payable under any Award subject to performance conditions. No Performance Award shall become vested earlier than the first anniversary of the date of grant of such Performance Award; and provided, further, that the Participant shall have continuously remained in the active employment of the Company or an Affiliate until the applicable vesting date.
Notwithstanding the foregoing, the Administrator may impose a vesting schedule of less than one year from the date of grant of a Performance Award; provided, the maximum number of shares of Stock that may be issued under this Plan with respect to Awards having a vesting schedule of less than one year shall not exceed five percent (5%) of the total number of shares of Stock that may be issued under this Plan, provided, further, that the Administrator may provide that vesting of an Award will accelerate in the event of a Participant’s death, Disability or occurrence of a Change in Control without regard to the minimum vesting provision.
(b)    Settlement of Performance Awards; Other Terms.    Settlement of Performance Awards may be in cash or Stock, or other Awards, or other property, in the discretion of the Administrator. Any cash-settled Performance Award will be based on the Fair Market Value of the shares of Stock subject to such Performance Award. The Administrator may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. All determinations of the Administrator as to the achievement of the performance goals applicable to a Performance Award subject to this Section 7(b) shall be in writing prior to the payment of the Award.
8.      OUTSIDE DIRECTOR STOCK OPTIONS.
The Company may, in the discretion of the Administrator, grant an Outside Director Stock Option to purchase such number of shares of Stock as shall be determined by the Administrator. Outside Director Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator.

57995329;1

Outside Director Stock Options granted under this Section 8 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:
(a)     Exercise Price.    The exercise price per share of Stock purchasable under an Outside Director Stock Option shall be the Fair Market Value per share on the date the Outside Director Stock Option is granted.
(b)    Option Term.    No Outside Director Stock Option shall be exercisable more than seven years after the date that the Outside Director Stock Option is granted.
(c)     Vesting.    Unless otherwise determined by the Administrator, and set forth in the applicable award agreement, an Outside Director Stock Option shall become vested and non-forfeitable with respect to one-fifth of the Stock underlying such Outside Director Stock Option on the first anniversary of the date of grant, with an additional one-fifth of the Stock underlying such Outside Director Stock Option becoming vested and non-forfeitable on each of the second, third, fourth and fifth anniversaries of the date of grant; provided that, in each case, the Outside Director shall have continuously remained a Director of the Company. Unless otherwise determined by the Administrator, and set forth in the applicable award agreement, any Outside Director Stock Option that is unvested at the date of termination of the Outside Director’s provision of services shall be forfeited upon such termination. Notwithstanding the foregoing, the Administrator may impose a vesting schedule of less than one year from the date of grant on Outside Director Stock Options; provided, the maximum number of shares of Stock that may be issued under this Plan with respect to Awards having a vesting schedule of less than one year shall not exceed five percent (5%) of the total number of shares of Stock that may be issued under this Plan, provided, further, that the Administrator may provide that vesting of an Award will accelerate in the event of a Participant’s death, Disability or occurrence of a Change in Control without regard to the minimum vesting provision.
(d)    Exercisability.    Outside Director Stock Options shall be exercisable to the extent vested.
(e)     Method of Exercise.    Outside Director Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Outside Director Stock Option to be purchased.
The option price of any Outside Director Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of shares of unrestricted and vested Stock already owned by the Outside Director, based on the Fair Market Value of the Stock on the date the Outside Director Stock Option is exercised; (ii) by certifying ownership of shares of Stock owned by the Outside Director to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) unless otherwise prohibited by law for either the Company or the Outside Director, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Outside Director Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, a form of payment may not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Outside Director Stock Option for financial reporting purposes.
No shares of Stock shall be issued upon exercise of an Outside Director Stock Option until full payment therefor has been made. Upon exercise of an Outside Director Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Outside Director Stock Option has been exercised, and the Outside Director shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the

57995329;1

Company’s official stockholder records, except as otherwise provided herein or in the applicable option agreement.
9.      OUTSIDE DIRECTOR STOCK AWARDS.
The following Outside Director Stock Awards shall be granted pursuant to this Section 9:
(a)     Unless otherwise determined by the Administrator, on the date of the annual meeting of Stockholders of the Company held in 2022, and on the date of each annual meeting of Stockholders of the Company during each Company fiscal year thereafter, each Outside Director of the Company shall be granted a Stock Award comprised of that number of shares of Stock having an aggregate Fair Market Value of $75,000 or such other amount or number of shares of Stock as is otherwise determined by the Administrator.
(b)    Unless otherwise determined by the Administrator, and set forth in the applicable award agreement, each individual who is appointed to the Board as an Outside Director after the Effective Date shall be granted, as of the date of such Outside Director’s appointment to the Board, a Stock Award comprised of that number of shares of Stock having an aggregate Fair Market Value of $100,000 on the date of grant.
The Stock subject to Outside Director Stock Awards granted under this Section 9 shall vest and become nonforfeitable based on the Outside Director’s provision of services as a Director, and is therefore an award of “Restricted Stock.”
Outside Director Stock Awards may be directly issued under the Plan. Unless otherwise determined by the Administrator, and set forth in the applicable award agreement, an Outside Director Stock Award granted pursuant to Section 9(b) shall become vested and nonforfeitable as to one-fifth of the shares of Restricted Stock underlying such Outside Director Stock Award on the first anniversary of the date of grant, with an additional one-fifth of the Restricted Stock becoming vested and non-forfeitable on each of the second, third, fourth and fifth anniversaries of the date of grant; provided that, in each case, the Outside Director shall have continuously remained a Director of the Company. Unless otherwise determined by the Administrator, and set forth in the applicable award agreement, an Outside Director Stock Award granted pursuant to Section 9(a) shall become vested and nonforfeitable as to one-third of the shares of Restricted Stock underlying such Outside Director Stock Award on the first anniversary of the date of grant, with an additional one-third of the Restricted Stock becoming vested and non-forfeitable on each of the second and third anniversaries of the date of grant; provided that, in each case, the Outside Director shall have continuously remained a Director of the Company. Unless otherwise determined by the Administrator, and set forth in the applicable award agreement, any Outside Director Stock Award that is unvested at the date of termination of the Outside Director’s provision of services shall be forfeited upon such termination. The determination of whether the Participant has continuously remained a Director of the Company shall be made by the Administrator in its discretion. Notwithstanding the foregoing, the Administrator may impose a vesting schedule of less than one year from the date of grant on Outside Director Stock Awards; provided, the maximum number of shares of Stock that may be issued under this Plan with respect to Awards having a vesting schedule of less than one year shall not exceed five percent (5%) of the total number of shares of Stock that may be issued under this Plan, provided, further, that the Administrator may provide that vesting of an Award will accelerate in the event of a Participant’s death, Disability or occurrence of a Change in Control without regard to the minimum vesting provision.
Shares representing an Outside Director Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Outside Director deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.
Unless otherwise provided in an award agreement, until the expiration of all applicable restrictions, (i) the Restricted Stock shall be treated as outstanding and (ii) the Participant holding shares of Restricted Stock may exercise full voting rights with respect to such shares.

57995329;1

With respect to an Outside Director Stock Award, an Outside Director, at his or her option, will be entitled to make the election permitted under Section 83(b) of the Code, to include in gross income in the taxable year in which the Outside Director Stock Award is transferred to him or her, the fair market value of such shares at the time of transfer, notwithstanding that such shares are subject to a substantial risk of forfeiture within the meaning of the Code, or he or she may elect to include in gross income the Fair Market Value of the Outside Director Stock Award as of the date or date on which such restrictions lapse. Notwithstanding the foregoing, the Administrator shall adopt, from time to time, such rules with respect to the return of executed award agreements as it deems appropriate and failure by an Outside Director to comply with such rules shall, without limitation, terminate the grant of such Outside Director Stock Award to such Outside Director and/or cause the forfeiture of any Outside Director Stock Award (or any portion thereof) as to which restrictions have not yet lapsed.
10.    CHANGE IN CONTROL PROVISIONS.
(a)     Impact of Event.    Unless otherwise provided in an applicable award agreement, upon the occurrence of a Change in Control of the Company, the Committee may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Awards may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan, (ii) that all Awards shall terminate, provided that Participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Award in whole or in part, (iii) that all Awards shall terminate, provided that Participants shall be entitled to a cash payment equal to the Change in Control Price with respect to shares subject to the vested portion of the Award net of the exercise price thereof (if applicable), (iv) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds net of the exercise price (if applicable) and (v) any combination of the foregoing. In the event that the Committee does not terminate or convert an Award upon a Change in Control of the Company, then the Award shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring, or succeeding corporation (or an affiliate thereof).
(b)    Definition of Change in Control.
(i)     For purposes of the Plan, a “Change in Control” shall occur or be deemed to have occurred only if any of the following events occur:
(A)    The acquisition, directly or indirectly, by any person or group (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of beneficial ownership (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (voting securities) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than:
(1)    An acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company; or
(2)    An acquisition of voting securities by the Company or a corporation owned, directly or indirectly by all of the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company.
Notwithstanding the foregoing, the following event shall not constitute an acquisition by any person or group for purposes of this subsection (a): an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however,

57995329;1

that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change in Control; or
(B)    Individuals who, as of or immediately following Effective Date, constitute the Board of Directors of the Company (as of the Effective Date, the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors on the Board) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or
(C)    The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) the acquisition of assets or stock of another entity, in each case other than a transaction:
(1)    Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by the remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction; and
(2)    After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (2) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or
(D)    A sale or disposition of all or substantially all of the Company’s assets; or
(E)    The Company’s stockholders approve a liquidation or dissolution of the Company.
The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.
(ii)    For purposes of Section 10(b), stock ownership is determined under Section 409A of the Code.

(c)     Change in Control Price.    For purposes of the Plan, “Change in Control Price” means the Fair Market Value (which may be the amount of consideration per share of Stock received by the holder of Stock in connection with the Change in Control transaction or, in the case of a tender or exchange offer, the highest price per share of Stock paid in such tender or exchange offer, in each case, as determined by the Administrator in accordance with Section 12(o) hereunder) of a share of Stock on the date of a Change in Control. To the extent that the consideration paid in any such transaction described above consists all

57995329;1

or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board. The Participant shall receive the same form of consideration as holders of common stock, subject to the same restrictions and limitations and indemnification obligations as the holders of common stock and will execute any and all documents required by the Administrator to evidence the same.
11.    MISCELLANEOUS.
(a)     Dividends and Dividend Equivalents.    A Participant shall not be entitled to receive cash or stock dividends, Dividend Equivalents, or cash payments in amounts equivalent to cash or stock dividends on shares of Stock covered by an Award which has not vested. Notwithstanding the foregoing, the Administrator in its absolute and sole discretion may credit a Participant’s Award with cash or stock dividends, Dividend Equivalents, or cash payments with respect to any unvested Awards, provided that such cash or stock dividends, Dividend Equivalents, or cash payments are held in escrow by the Company (subject to the same restrictions as the Award) until all restrictions on the respective Award have lapsed.
(b)    Amendment.    The Board may at any time terminate, amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant’s consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate under applicable law or regulation, (ii) made to permit the Company or an Affiliate a deduction under the Code, or (iii) made to avoid the violation of Section 409A of the Code. No such amendment or alteration shall be made without the approval of a majority vote of the Company’s shareholders, present in person or by proxy at any special or annual meeting of the shareholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed.
The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but except as provided in Section 3 hereof no such amendment shall adversely affect the rights of a Participant without the Participant’s consent.
(c)     Limitation on Repricing.    Unless such action is approved by Company’s shareholders in accordance with applicable law: (i) no outstanding Stock Option or Stock Appreciation Right granted under the Plan may be amended to provide an exercise price that is lower than the then-current exercise price of such outstanding Stock Option or Stock Appreciation Right (other than adjustments to the Exercise Price pursuant to Sections 3 and 10); (ii) the Committee may not cancel any outstanding Stock Option or Stock Appreciation Right when its exercise price is equal to or greater than the Fair Market Value of the underlying share of Stock and grant in substitution therefore new Awards, equity, cash or other property (other than adjustments pursuant to Section 10); (iii) the Committee may not authorize the repurchase of an outstanding Stock Option or Stock Appreciation Right which has an exercise price that is higher than the then-current fair market value of a share of Stock (other than adjustments pursuant to Section 10); (iv) the Committee may not cancel any outstanding Stock Option or Stock Appreciation Right and grant in substitution therefore new Awards as part of a strategy to materially enhance the position of the holder of such Stock Options or Stock Appreciation Rights with respect to their value as of the time of such substitution (other than adjustments pursuant to Section 10), and (v) the Committee may not take any other action that is treated as a repricing under generally accepted accounting principles (other than adjustments pursuant to Sections 3 and 10). A cancellation and exchange or substitution described in clauses (ii) and (iv) of the preceding sentence will be considered a repricing regardless of whether the Stock Option, Stock Award or other equity is delivered simultaneously with the cancellation, regardless of whether it is treated as a repricing under generally accepted accounting principles, and regardless of whether it is voluntary on the part of the Participant.

(d)    Transferability of Awards.    A Participant may not transfer an Award other than by will or the laws of descent and distribution. Awards may be exercised during the Participant’s lifetime only by the

57995329;1

Participant. No Award shall be liable for or subject to the debts, contracts, or liabilities of any Participant, nor shall any Award be subject to legal process or attachment for or against such person. Any purported transfer of an Award in contravention of the provisions of the Plan shall have no force or effect and shall be null and void, and the purported transferee of such Award shall not acquire any rights with respect to such Award. Notwithstanding anything to the contrary, the Administrator may in its sole and absolute discretion permit the transfer of an Award to a Participant’s “family member” as such term is defined in the Form S-8 Registration Statement under the Securities Act of 1933, as amended, under such terms and conditions as specified by the Administrator; provided, however, that the Participant will not directly or indirectly receive any payment of value in connection with the transfer of the Award. In such case, such Award shall be exercisable only by the transferee approved of by the Administrator. To the extent that the Administrator permits the transfer of an Incentive Stock Option to a “family member”, so that such Option fails to continue to satisfy the requirements of an incentive stock option under the Code such Option shall automatically be re-designated as a Non-Qualified Stock Option.
(e)     Unfunded Status of Plan.    It is intended that this Plan be an “unfunded” plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.
(f)     General Provisions.
(i)     Unless the shares to be issued in connection with an Award are registered prior to the issuance thereof under the Securities Act of 1933, as amended, the Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares for his or her own account as an investment without a view to or for sale in connection with, the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.
All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(ii)    Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.
(iii)   The adoption of the Plan shall not confer upon any employee, director, associate, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.
(iv)   No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

57995329;1

(v)    The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid. In the event of the death of a Participant, a condition of exercising any Award shall be the delivery to the Company of such tax waivers and other documents as the Administrator shall determine.
(vi)   Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of Stock covered hereby unless and until a certificate for such share has been issued (whether by book entry format or physical certificates). Upon payment of the purchase price thereof, a share shall be fully paid and non-assessable.
(vii)  The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets, or issue bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, or take any other corporate act or proceeding whether of a similar character or otherwise.
(viii) If any payment or right accruing to a Participant under this Plan (without the application of this Section 11(e)(viii)), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate (“Total Payments”) would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute “parachute payments.” The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 11(f)(viii) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.
(ix)   To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.
(x)    The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.
(xi)   If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.
(xii)  This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

57995329;1

(xiii) This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

(xiv) In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as an Award or pursuant to the exercise or settlement of an Award.
(xv)  None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company’s purchase of Stock or an Award from such holder in accordance with the terms hereof.
(xvi) This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Delaware (other than its law respecting choice of law).
(xvii)No Award granted pursuant to this Plan is intended to constitute “deferred compensation” as defined in Section 409A of the Code, and the Plan and the terms of all Awards shall be interpreted accordingly. If any provision of the Plan or an Award contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the penalties and interest under Section 409A of the Code, such provision of the Plan or Award shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code.
(g)    Clawback.    Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with the Company’s Incentive Compensation Clawback Policy or any similar Company policies that may be adopted and/or modified from time to time (each, a ”Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an award agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable laws or stock exchange listing requirements).
12.    DEFINITIONS.
For purposes of this Plan, the following terms are defined as set forth below:
(a)     “Affiliate” means a corporation or other entity (i) controlled by the Company and which, in the case of grants of Stock Options, Outside Director Stock Options and Stock Appreciation Rights would, together with the Company, be classified as the “service recipient” (as defined in the regulations under Section 409A of the Code) with respect to an Eligible Individual, and (ii) is designated by the Administrator as such.
(b)    “Award” means a Stock Appreciation Right, Stock Option, Stock Award, Outside Director Stock Option or Outside Director Stock Award.
(c)     “Board” means the Board of Directors of the Company.
(d)    “Board Meeting” means meeting of the Board of Directors of the Company.

57995329;1

(e)     “Cause” means (i) the commission by the Participant of any act or omission that would constitute a felony or any crime of moral turpitude under Federal law or the law of the state or foreign law in which such action occurred, (ii) dishonesty, disloyalty, fraud, embezzlement, theft, disclosure of trade secrets or confidential information or other acts or omissions that result in a breach of fiduciary or other material duty to the Company and/or a Subsidiary, (iii) continued reporting to work or working under the influence of alcohol, an illegal drug, an intoxicant or a controlled substance which renders Participant incapable of performing his or her material duties to the satisfaction of the Company and/or its Subsidiaries, or (iv) the Participant’s substantial disregard in the performance of the Participant’s duties and/or responsibilities with respect to the Company and/or a Subsidiary, which disregard shall continue after notice to the Participant and a reasonable opportunity to cure such behavior. Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term “Cause” (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.
(f)     “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.
(g)    “Commission” means the Securities and Exchange Commission or any successor agency.
(h)    “Committee” means a committee of Directors appointed by the Board to administer this Plan. Insofar as the Committee is responsible for granting Awards to Participants hereunder, it shall consist solely of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3, an “independent director” as defined by the Sarbanes-Oxley Act of 2002, and “independent” as defined by the rules of any stock exchange or market on which the Stock is listed.
(i)     “Director” means a member of the Company’s Board.
(j)     “Disability” means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant’s duties for the Company or an Affiliate; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self- inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term “Disability” (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Administrator, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.
(k)    “Dividend Equivalents” means an amount equal to the dividends paid by the Company upon one share of Stock subject to an Award granted to a Participant under the Plan.
(l)     “Effective Date” has the meaning set forth in Section 1 of the Plan.
(m)   “Eligible Individual” means any (i) officer, employee, associate or director of the Company or a Subsidiary or Affiliate, (ii) any consultant or advisor providing services to the Company or a Subsidiary or Affiliate, or (iii) employees of (x) a corporation or other business enterprise which has been acquired by the Company or a Subsidiary, which, in the case of grants of Stock Options and Stock Appreciation Rights would, together with the Company and, if applicable, the Subsidiary, be classified as the “service recipient” (as defined in the regulations under Section 409A of the Code) with respect to such employees and (y) who hold options with respect to the stock of such corporation which the Company has agreed to assume.

57995329;1

(n)    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.
(o)    “Fair Market Value” means, as of any given date, the fair market value of the Stock, determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation, the NASDAQ Global Market, its fair market value on such date shall be the reported closing selling price for the Stock on the principal securities exchange or national market system on which the Stock is at such date listed for trading; provided that if there are no sales of Stock on that date, then the reported closing selling price for the Stock on the next preceding date shall be determinative of fair market value; or (ii) if the Stock is listed on the OTC Electronic Bulletin Board, its fair market value on such date shall be the closing selling price on such date for the Stock as reported on the OTC Electronic Bulletin Board; provided that if there are no sales of the Stock on that date, then the reported closing selling price for the Stock on the next preceding date for which such closing selling price is quoted shall be determinative of fair market value; or, (iii) if the Stock is not traded on the OTC Electronic Bulletin Board, an exchange, or a national market system, or notwithstanding (i) and (ii) above, if a determination of Fair Market Value under (i) or (ii) above would violate the rules under Section 409A of the Code and the regulations thereunder with respect to the determination of fair market value, Fair Market Value of the Stock on such date shall be determined in good faith by the Administrator in accordance with Section 409A of the Code and the regulations issued thereunder, and such determination shall be conclusive and binding on all persons. In the event of a Change in Control, notwithstanding the foregoing provisions of this Section 12(o), Fair Market Value of the Stock in connection with such Change in Control transaction shall be determined in good faith by the Administrator in accordance with Section 409A of the Code and the regulations issued thereunder, and such determination shall be conclusive and binding on all persons.
(p)    “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant’s household (other than a tenant or employee); any trust in which the Participant and any of these persons have all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant’s death for purposes of administration of the Participant’s estate or upon the Participant’s incompetency for purposes of the protection and management of the assets of the Participant.
(q)    “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.
(r)     “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
(s)     “Optionee” means a person who holds a Stock Option.
(t)     “Outside Director” means a person who is a “non-employee director” of the Company within the meaning of Section 16 of the Exchange Act and the regulations promulgated thereunder (irrespective of whether Section 16 of the Exchange Act is applicable to the Company or such Director).
(u)    “Outside Director Award” means an Outside Director Stock Option or Outside Director Stock Award.
(v)    “Outside Director Stock Award” means an Award, other than a Stock Option, Stock Appreciation Right, Stock Award or Outside Director Stock Option, made in Stock or denominated in shares of Stock.
(w)    “Outside Director Stock Option” means an Option granted under Section 8.
(x)    “Participant” means a person granted an Award.

57995329;1

(y)    “Performance Award ” means a right, granted to a Participant under Section 7, to receive Awards based upon performance criteria specified by the Administrator and shall include Awards as defined in Section 12(b) and cash awards.”.
(z)     “Prior Plan” means the Fiesta Restaurant Group, Inc. 2012 Stock Incentive Plan.
(aa)   “Representative” means (i) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant’s death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant’s death; or (iv) any person to whom a Stock Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.
(bb)  “Retirement” means termination of employment or provision of services without Cause, death or Disability on or after age 65 with 5 years of service including in such calculation all periods of service with the Company.
(cc)   “Stock” means the common stock, par value $.01 per share, of the Company.
(dd)  “Stock Appreciation Right” means a right granted under Section 5.
(ee)   “Stock Award” means an Award, other than a Stock Option, Outside Director Stock Option, Stock Appreciation Right or Outside Director Stock Award, which can be made in Stock, cash or denominated in shares of Stock, and shall include Performance Awards.”
(ff)    “Stock Option” means an option granted under Section 4.
(gg)  “Subsidiary” means any company during any period in which it is a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) with respect to the Company.
(hh)  “Ten Percent Holder” means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.
In addition, certain other terms used herein have the definitions given to them in the places they are first used.
00 LANDMARK BOULEVARD, SUITE 500

57995329;1